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                                                                   EXHIBIT 23.1

                              CONSENT OF KPMG LLP

The Board of Directors
Netflix, Inc.:

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts."

/S/  KPMG LLP

Mountain View, California
March 5, 2002